                                                                    EXHIBIT 10.4

                           FIFTH AMENDMENT TO LEASE
                                    BETWEEN
                      TRIANGLE FIDELCO INDUSTRIAL CENTER
                                      AND
                             HAWK INDUSTRIES, INC,

     FIFTH AMENDMENT TO LEASE made this 31st day of October, 1994, by and between TRIANGLE FIDELCO INDUSTRIAL CENTER (Landlord), 501 Watchung Avenue, Watchung, New Jersey, 07060, and HAWK INDUSTRIES, INC. (Tenant) 690 Jersey Avenue, Building 8, New Brunswick, New Jersey, 08901.

     WHEREAS, the parties hereto have hereunto entered into a Lease Agreement, an Amendment to Lease, a Second Amendment to Lease, all dated March 2, 1990; a Third Amendment to Lease dated October 31, 1991; and a Fourth Amendment to Lease dated March 19, 1993.

     WHEREAS, the parties desire to amend said Lease as hereinafter set forth below.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

1. The Tenant agrees to lease the adjoining premises previously occupied by America China, which premises are hereinafter called the "Additional Premises".

2. The term of the Lease for the Additional Premises shall commence on January 1, 1995, and expire March 31, 2000.

3. For the Period of January 1, 1995 to March 31, 2000, the annual base rental for the Additional Premises shall be TWENTY-NINE THOUSAND SEVEN HUNDRED ($29,700.00) DOLLARS payable in equal monthly installments of TWO THOUSAND FOUR HUNDRED SEVENTY-FIVE ($2,475.00) DOLLARS.

4. The Tenant's pro rata share for the Additional Premises shall be THREE POINT SIX SEVEN (3.67%) PERCENT thereby increasing the definition of pro rata share as set forth in paragraph 34.04 of the original Lease Agreement to THIRTY-NINE POINT ZERO ONE (39.01%) PERCENT.

5. The Landlord agrees to complete at its sole cost and expense the following, subject to Township approval:
     A. Create two (2) openings approximately twenty (20') feet in width between the existing premises and the Additional Premises.
     B.    Install gas heat in the Additional Premises.

6. The Tenant agrees to pay TWO THOUSAND FOUR HUNDRED SEVENTY-FIVE ($2,475.00) DOLLARS as additional security deposit, as provided in Section 38.01, Paragraph D, of the Addendum to Lease, payable upon execution of this Amendment to Lease.

7. If Landlord shall be unable to give possession of the Premises on the date of commencement of the Term, because of the holding-over or retention of possession of any Tenant, undertenant or occupants, or because of the face that a Certificate of Occupancy for the Premises has not been procured, or for any other reason not within Landlord's control, then, and in any of such events, Landlord shall not be subject to any liability for failure to give possession on said date, and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed in any vise to extend the Terms, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the Premises are substantially ready for Tenant's occupancy.

8. The Tenant agrees that the Landlord has fulfilled all of its obligations under the Lease Agreement and Amendments to Lease, and the Tenant has no claims whatsoever against the Landlord.

9. All other terms and conditions of the original Lease Agreement and Amendments to Lease (except as modified herein) are incorporated by reference herein, shall apply to the Additional Premises and shall remain in full force and effect.

       IN WITNESS WHEREOF THE PARTIES HERETO AND HEREUNTO SET THEIR HANDS AND SEALS THIS 31st DAY OF OCTOBER, 1994.

LANDLORD:                                  TENANT:


    [ILLEGIBLE SIGNATURE]                     [ILLEGIBLE SIGNATURE]
-----------------------------------        ---------------------------------
Triangle Fidelco Industrial Center         Hawk Industries, Inc.

                           FOURTH AMENDMENT TO LEASE

                                    BETWEEN

                      TRIANGLE FIDELCO INDUSTRIAL CENTER

                                      AND

                             HAWK INDUSTRIES, INC.

     FOURTH AMENDMENT TO LEASE made this 19th day of March, 1993 by and between TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD), 501 Watchung Avenue, Suite #6, Watchung, New Jersey and HAWK INDUSTRIES, INC. (TENANT) 690 JERSEY AVE., BLDG. #8 NEW BRUNSWICK, NJ 08901.

     WHEREAS, the parties hereto have hereunto entered into a Lease Agreement, an Amendment to Lease, a Second Amendment to Lease all dated March 2, 1990, and a Third Amendment to Lease dated October 31, 1991.

     WHEREAS, the parties desire to amend said Lease as hereinafter set forth below.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

1. The Tenant agrees to lease the adjoining premises previously occupied by RAK Industries, which premises are hereinafter called the "Additional Premises".

2. The term of the Lease for the Additional Premises shall commence on April 1, 1993 and shall expire on March 31, 2000.

3. For the period of April 1, 1993 - March 31, 2000 the annual base rental for the Additional Premises shall be FIFTY FOUR THOUSAND DOLLARS ($54,000.00) payable in equal monthly installments of FOUR THOUSAND FIVE HUNDRED DOLLARS ($4,500.00).

4. The Tenant's pro rata share for the Additional Premises shall be SIX POINT SIX SEVEN PERCENT (6.67%), thereby increasing the definition of pro rata share as set forth in paragraph 34.04 of the original lease agreement to THIRTY FIVE POINT THREE FOUR PERCENT (35.34%).

5. The Landlord agrees to complete at its sole cost and expense the following, subject to Township approval:

     A. Install three (3) new tailboard loading doors. Said installation to include excavation, paving, doors, dockseals, and bumpers. Install dockseals on remaining two (2) loading doors.

     B. Create an opening approximately forty (40) feet in width between the back premises and the Additional Premises, and demolish approximately seventy-five (75) feet of wall between the original premises and the Additional Premises, starting at front wall of premises.

     C. Block up one (1) existing overhead door and six (6) office windows in the additional premises. Tenant agrees that the Landlord shall be allowed to leave the existing overhead door in place.

     D. Demolish the existing office space in the additional premises, including all bathrooms.

     E. Patch existing holes in the floor adjacent to the existing loading doors.

6. The Tenant agrees to pay FOUR THOUSAND FIVE HUNDRED DOLLARS ($4,500.00) as additional security deposit, as provided in Section 38.01, Paragraph D, of the Addendum to Lease, payable upon execution of this Amendment to Lease.

7. The Tenant agrees that the Landlord has fulfilled all of its obligations under the Lease Agreement and the Tenant has no claims whatsoever against the Landlord.

8. All other terms and conditions of the original Lease Agreement and Amendments to Lease (except as modified herein) are incorporated by reference herein, shall apply to the Additional Premises and shall remain in full force and effect.

     IN WITNESS WHEREOF THE PARTIES HERETO AND HEREUNTO SET THEIR HANDS AND SEALS THIS 19TH DAY OF MARCH, 1993.

   [ILLEGIBLE SIGNATURE]
-----------------------------------------------------
TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD)


   [ILLEGIBLE SIGNATURE]
-----------------------------------------------------
HAWK INDUSTRIES, INC. (TENANT)

                           THIRD AMENDMENT TO LEASE

                                    BETWEEN

                      TRIANGLE FIDELCO INDUSTRIAL CENTER

                                      AND

                             HAWK INDUSTRIES, INC.

     THIRD AMENDMENT TO LEASE made this 31st day of OCTOBER, 1991 by and between TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD), 501 Watchung Avenue, Watchung, New Jersey and HAWK INDUSTRIES, INC. (TENANT) Suite 1010, 112 West 34th Street, New York, New York, 10120.

     WHEREAS, the parties hereto have entered into a Lease Agreement, an Addendum to Lease, and a Second Addendum to Lease all dated March 2, 1990, and

     WHEREAS, the parties desire to amend the Lease as hereinafter set forth below,

     NOW; THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

1. The Tenant agrees to lease the adjoining premises previously occupied by LC & S Motor Freight, which premises are hereinafter called the "Additional Premises".

2. The term of the Lease for the Additional Premises shall commence on December 1, 1991 and shall expire on March 31, 2000.

3. For the period of December 1, 1991 - March 31, 2000 the annual base rental for the Additional Premises shall be SEVENTY THOUSAND TWO HUNDRED DOLLARS ($70,200.00) payable in equal monthly installments of FIVE THOUSAND EIGHT HUNDRED FIFTY DOLLARS ($5,850.00).

4. The Tenant's pro rata share for the Additional Premises shall be EIGHT POINT SIX SEVEN PERCENT (8.67%), thereby increasing the definition of pro rata share as set forth in paragraph 34.04 of the original lease agreement to TWENTY EIGHT POINT SIX SEVEN PERCENT (28.67%).

5. The Landlord agrees to complete at its sole cost and expense (except as amended in paragraph 6 below), the following:

     A. Install three (3) new tailboard loading doors. Said installation to include excavation, paving, dock seals, and bumpers.

     B. Remove the existing front office space so as to create the three doors called for in paragraph A Above.

     C. Create two (2) openings each approximately twenty (20) feet in width between the original premises and the additional premises.

     D. Block up six (6) existing overhead doors and three (3) office windows in the additional premises. Tenant agrees that the Landlord shall be allowed to leave the existing overhead doors in place.

     E. Demolish the existing office space in the additional premises. The Landlord and Tenant agree that the existing bathrooms and one (1) office shall remain.

     F. Paint the first floor of the existing structural bathroom and lunch room in the additional premises.

6. The Tenant agrees to contribute ONE THOUSAND EIGHT HUNDRED DOLLARS ($1,800.00) toward the cost of said construction, payable upon execution of this Amendment to Lease.

7. The Tenant agrees to pay FIVE THOUSAND EIGHT HUNDRED FIFTY DOLLARS ($5,850.00) as additional security deposit, as provided in Section 38.01, Paragraph D, of the Addendum to Lease, payable upon execution of this Amendment to Lease.

8. Notwithstanding the provisions of Section 38.01, Paragraph C of the Addendum to Lease, if the Tenant exercises its First Option to Extend, pursuant to Paragraph 39.01 of the original lease, then in that event, the Tenant's right to expand shall be extended to March 31, 2005.

9.   In the event the Tenant exercises its Option to extend pursuant to Section
39.01 of the original lease, the annual base rental for the original premises and the Additional Premises shall be: TWO HUNDRED SEVENTY NINE THOUSAND FIVE HUNDRED DOLLARS ($279,500.00) payable in equal monthly installments of TWENTY THREE THOUSAND TWO HUNDRED NINETY ONE DOLLARS AND SIXTY SEVEN CENTS ($23,291.67) plus $3.25 per square foot net net net for any space hereinafter leased by the Tenant pursuant to this lease agreement.

10. The Landlord grants to the Tenant a second FIVE (5) year option to renew the Lease, as amended, under the following terms and conditions:

     A. The Tenant shall not be in default of any of the terms and conditions of the original Lease or any Addendum or Amendment to Lease.

     B. The Second Option period shall commence on April 1, 2005 and expire on March 31, 2010.

     C. Base Rental for the Second Option period for the original premises and the Additional Premises shall be THREE HUNDRED FORTY FOUR THOUSAND DOLLARS ($344,000.00) payable in equal monthly installments of TWENTY EIGHT THOUSAND SIX HUNDRED SIXTY SIX DOLLARS AND SIXTY SEVEN CENTS ($28,666.67). However, if the Tenant shall have exercised its right to expand hereafter, and shall be in possession of additional space under this lease agreement as amended, then its rental for the second option shall be the rental stated herein plus $4.00 per square foot net net net for any space hereinafter leased by the Tenant pursuant to this lease agreement.

     D. Notice of intent to exercise said option must be given to and received by the Landlord in writing, by Certified Mail, Return Receipt Requested, no later than ONE HUNDRED EIGHTY DAYS (180) days prior to the expiration date of the First Option to extend.

     E. All other terms and conditions of the original Lease, Addenda to Lease, and Amendments to Lease, shall continue to apply during the Second Option period, except for the Tenant's right to expand as called for in Section 38.01, and as amended in Paragraph 8 above.

11. The Tenant agrees that the Landlord has fulfilled all of its obligations under the Lease Agreement and the Tenant has no claims whatsoever against the Landlord.

12. All other terms and conditions of the original Lease Agreement and Addenda to Lease (except as modified herein) are incorporated by reference herein, shall apply to this Third Amendment to Lease, and shall remain in full force and effect, including without limitation section 38.01 of the original lease as amended in paragraph 8 above.

The above agreed to by:


  [ILLEGIBLE SIGNATURE]
-------------------------------------------------
TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD)


  [ILLEGIBLE SIGNATURE]
-------------------------------------------------
HAWK INDUSTRIES, INC. (TENANT)


              10/31/91
--------------------------------------------------
DATE

                               ADDENDUM TO LEASE
                               -----------------

     Section 38.01.  Option to Expand. Notwithstanding anything to the contrary
                     ----------------
herein contained Landlord agrees that it shall notify the Tenant of any impending vacancy within the building located at 690 Jersey Avenue, New Brunswick, NJ.

     Tenant shall have SEVEN (7) days from Landlord's notification to provide written notice of its intention to occupy said vacancy at the rate of $2.70 per square foot net net net (i.e. tenants paying all expenses associated with its use and occupancy of the premises) under the following terms and conditions:

A. Tenant shall not be in default of any of the terms and conditions of the original Lease Agreement including but not limited to payment of basic and all additional rentals.

B. Any additional premises occupied by the Tenant shall be occupied in an "as is" condition, except that Landlord agrees to provide the premises in a broom swept clean condition, and fill in any large holes in the floor.

C. This option to expand shall only be in effect through March 31, 2000. Tenant shall have no right to expand pursuant to the terms of this Paragraph
38.01 during the option period as called for in Paragraph 39.01 in this Lease or during any time that the Tenant occupies any portion of the property thereafter except: Window. This eliminates T's R+ to expand after year 15

D. Tenant shall at the time that it exercises said option to expand, pay to the Landlord an additional security deposit equivalent to ONE (1) month's rent on the additional space, to be held by the Landlord in accordance with Paragraph
25.01 hereof.

E. It is understood that this option to expand is given only to Hawk Industries, Inc. for their exclusive use and occupancy. Under no condition shall the Tenant have the right to sublease or assign the right to occupy any additional space.

F. Under no circumstances shall the SEVEN (7) day notification period called for in this Paragraph 38.01 be extended.

G. All other terms and conditions of the original Lease shall remain in full force and effect and shall apply to any additional space occupied by the Tenant, except as modified in this Paragraph 38.01.

     Section 39.01.  Option to Extend. The Landlord grants to the Tenant ONE (1)
                     ----------------
FIVE (5) year option to renew the lease under the following terms and conditions:


1. Tenant is not in default of any of the terms and conditions of the original Lease.

2.   Option period shall commence April 1, 2000 and expire on March 31, 2005.

3.   Rental for the option period shall be:

     For the period April 1, 2000-March 31, 2005 annual base rental shall be ONE HUNDRED NINETY FIVE THOUSAND DOLLARS ($195,000.00) payable in equal monthly installments of SIXTEEN THOUSAND TWO HUNDRED FIFTY DOLLARS ($16,250.00).

4. Notice of intent to exercise said option must be given to the Landlord in writing, by Certified Mail, Return Receipt Requested, no later than ONE HUNDRED EIGHTY DAYS (180) days prior to the expiration of the original Lease Agreement.

5. Notwithstanding anything to the contrary herein contained, in the event Tenant has exercised its option to expand as called for in Paragraph 38.01 above, this option to extend shall apply to any additional space that the Tenant has taken occupancy of. In that event, the base rental shall be adjusted so as to accurately represent a base rental of $3.25 per square foot net net net for all space occupied by the Tenant.

6. All other terms and conditions of the original Lease Agreement shall prevail during the option period with the exception of Section 38.01.


THE ABOVE AGREED TO BY:


    [ILLEGIBLE SIGNATURE]
--------------------------------------------------
TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD)


    [ILLEGIBLE SIGNATURE]
--------------------------------------------------
HAWK INDUSTRIES, INC. (TENANT)

                      TRIANGLE FIDELCO INDUSTRIAL CENTER

                                      AND

                             HAWK INDUSTRIES INC.


1. Landlord represents that the following additional rental charges currently total approximately for the entire building:

          Area Lighting ...................  $   251.15/month
          Outside Maintenance..............    1,267.83/Month
          Disposal.........................      269.19/month
          Alarm............................      909.67/month
          Sprinkler........................      183.21/month
          Water............................    1,541.29/month
          Snow.............................      964.00/year


2. Section 4.03 is amended to provide for the Tenant paying its prorata share of taxes thirty (30) days in advance of the Landlord's quarterly payment to the City of New Brunswick.

3. Section 5.03. Notwithstanding anything to the contrary herein contained, Landlord agrees that the Tenant shall not be liable for any unreasonable increase in insurance occasioned by other Tenants' action.

4. Section 9.01. Notwithstanding anything to the contrary herein contained, Landlord agrees that it shall make necessary structural repairs to the floors and walls and to the roof so as to keep it reasonably free from leaks.

5. Section 15.01. Notwithstanding anything to the contrary herein contained, it is understood that Tenant shall have the right to assign or sublet its premises without any requirement of consent of Landlord subject to the provisions of Section 15.03 of this Lease. Tenant shall also have the right to assign or sublet its premises to its parent, subsidiaries or affiliates.*

6. Paragraph 7 of the Environmental Rider is omitted and replaced with the following:

Landlord indemnifies and holds Tenant harmless against any loss, cost, or expense with respect to any environmental matters, Hazardous Discharge or like items, arising out of or relating to conditions existing prior to the date of Tenant's occupancy or caused by Landlord or other tenants.

7.   Landlord will remove all spikes in floor around the loading bay doors.

8. Landlord represents that it has not had any Hazardous Discharge or environmental complaints relating to the demised premises.

* Unless the subtenant's operation at the premises is involved in manufacturing of any kind except apparel, in which case the Landlord's consent shall be required which consent shall not be unreasonably withheld. Tenant shall not be allowed to sublease to any tenant whose operation at the premises significantly involves hazardous materials without Landlord's consent which shall not be unreasonably withheld.

THE ABOVE AGREED TO BY:

       [ILLEGIBLE SIGNATURE]
----------------------------------------------
TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD)

       [ILLEGIBLE SIGNATURE]
----------------------------------------------
HAWK INDUSTRIES, INC. (TENANT)

     THIS LEASE, dated the 2nd day of March, 1990, between TRIANGLE FIDELCO INDUSTRIAL CENTER, 225 Millburn Avenue, Suite 202, Millburn, New Jersey 07041 (hereinafter designated as "Landlord"), and HAWK INDUSTRIES, INC., Suite 1010, 112 West 34th Street, New York City, New York 10120 (hereinafter designated as "Tenant").


                             W I T N E S S E T H :

                                   ARTICLE 1

                              Demise and Premises
                              -------------------

     Section 1.0.   Demise and Premises. Landlord does hereby demise and lease
                    -------------------
to Tenant, and Tenant does hereby take and hire from Landlord, those premises described as follows: Portion of premises known as Unit 8 at 690 Jersey Avenue, new Brunswick, New Jersey, more accurately described in Schedule A attached.

     TO HAVE AND TO HOLD for the Term, as defined herein, and subject to the terms, covenants and conditions herein contained, which each of the parties hereto expressly covenants and agrees to keep, perform and observe.

                                  Article 11

                                     Term
                                     ----

     Section 2.01.  Term. The term of this Lease (herein the "Term") shall be
                    ----
for a period of TEN (10) years commencing on April 1, 1990 and expiring on March 31, 2000. Landlord hereby gives permission to the Tenant to occupy the premises upon execution of the Lease until April 1, 1990 at no rental under the following terms and conditions: (1) All other terms and conditions of the within Lease shall apply to the early occupancy period. (2) Tenant shall not interfere with the Landlord's work to be done. (3) Providing Tenant has paid its security deposit (as per Section 25.01 of the within Lease) and first month's rent.

     Section 3.01.  Rent During Term ("Basic Rent"). Landlord reserves and
                    -------------------------------
Tenant covenants to pay to Landlord, without demand or notice, and without any set-off or deduction, a net basic rental therein the "Basic Rent" of

For the period of April 1, 1990-March 31, 2000 annual base rental shall be ONE HUNDRED SIXTY TWO THOUSAND DOLLARS ($162,000.00) payable in equal monthly payments of THIRTEEN THOUSAND FIVE HUNDRED DOLLARS ($13,500.00).*

     Section 3.02.  Payment of Rent. The Basic Rent and all additional rents and
                    ---------------
monies payable to Landlord under this Lease shall be paid at the above address of Landlord or at such other address as may be specified by Landlord from time to time by notice given to Tenant. Said rent shall be due and payable on or before the first of each and every month during the entire term of this Lease Agreement.

     Additional rentals required by the Lease may be paid by Tenant, at the Landlord's option, in monthly installments in such amounts as are estimated and billed by Landlord at the beginning of a twelve (12) month period commencing and ending on dates designated by Landlord, each such installment being due on the first (1st) day of each month.


* except that the monthly payments for the each of the months of April 1999 through March 2000 shall be $12,666.67.

on improvements in accordance with provisions of the financial agreement pursuant to NJSA 40:55C-40, ET. SEQ. between the City of New Brunswick and Triangle Fidelco Industrial Center Urban Renewal Limited Partnership attached hereto as Schedule C.

                                  ARTICLE IV

                             Taxes and Impositions
                             ----- --- -----------

     Section 4.01. Real Estate Taxes and Impositions. As additional rent hereunder, Tenant shall reimburse to Landlord upon demand or in accordance with
Section 4.03 hereinbelow, at the Landlord's option, Tenant's Pro Rata Share (as defined hereafter) of the Real Property Taxes (as defined hereinbelow) and assessments (whether special, for improvements or otherwise) levied or assessed against the land and building owned by the Landlord and of which the premises form a part. Landlord represents that the current taxes on the property are $130,548.36.*

     Section 4.02. Definition. The term "Real Property Taxes" means all real
                   ----------
property taxes currently in existence on the land and buildings of which the Premises are part, together with any and all taxes or imposts which may at some future time be levied by any governmental entity in total or partial substitution for current real property taxes, including, without limiting the generality thereof, personal property taxes, rental gross receipt taxes, leasehold improvement taxes, use and occupancy taxes and excise taxes.

     Section 4.03. Payment. Upon notice by the Landlord, Tenant shall deposit
                   -------
monthly, at the same time and place as the payment of Basic Rent, an amount equal to one-twelfth (1/12) of the Landlord's reasonable estimate of Tenant's Pro Rata Share of the annual Real Property Taxes and assessments for the tax fiscal year. Any over-payment of the Tenant's Pro Rata Share of such increase in Real Property Taxes and assessments for any tax fiscal year shall be credited to rent thereafter due and payable, and any balance of such increase not covered by the monthly deposits shall be paid by the Tenant within ten (10) days of the Landlord's demand therefor. Any interest earned on the escrow deposits payable hereunder shall be and remain the property of the Landlord.

     Section 4.04. Apportionment During First and Last Year of Term. The amount
                   -------------
of Real Property Taxes and assessments payable by Tenant during any partial calendar year during the Term shall be apportioned between Landlord and Tenant in accordance with the portion of the tax year within the Term.

                                   ARTICLE V

                                   Insurance
                                   ---------

     Section 5.01. Tenant's Insurance. Throughout the Term, Tenant shall:
                   -------- ---------
          a. obtain and maintain in force Workmen's Compensation Insurance as required by law;
          b. maintain Public Liability Insurance (issued by an insurance company licensed to do business in New Jersey and reasonably acceptable to Landlord) covering the Premises in minimum limits of TWO MILLION ($2,000,000.00) DOLLARS per accident or occurrence for Personal Damage, and FIVE HUNDRED THOUSAND ($500,000) DOLLARS for Property Damage which insurance shall name Landlord and the holder(s) of any mortgage(s) affecting the Premises as additional assureds thereunder, and
          c. maintain Fire and Extended Coverage on Tenant's personal property on the Premises and on any leasehold improvements which may be placed on or affixed to the Premises by Tenant.


     Section 5.02. Policies. Tenant shall at all times during the Term maintain
                   --------
in full force and effect and on deposit at Landlord's office a certificate of insurance or a duplicate original of the insurance policy, together with evidence of payment of premium. Any such policy shall provide that it shall not be cancellable without at least ten (10) day's, prior written notice to Landlord. If Tenant shall default in maintaining such insurance, Landlord may, at its option and without waiving any of Landlord's rights hereunder or releasing Tenant from any obligation hereunder, procure such insurance, and Tenant shall, on demand, reimburse Landlord, as additional rent, for the cost thereof with interest at the Lease Interest Rate (as hereinafter defined).

     Section 5.03. Landlord's Insurance. Landlord shall maintain fire and
                   ---------------------
extended coverage and general liability insurance on the building of which the Premises are a part. Tenant shall not keep anything in the Premises except as now are hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction. Tenant shall pay to the Landlord as additional rent, within ten (10) days of demand therefore, its Pro Rata Share of the amounts of insurance premiums, and any expenses related thereto, payable by the Landlord. Tenant shall pay, as additional rent, all costs, expenses, fines, penalties or damages which may be imposed upon the Landlord by reason of the Tenant's failure to comply with the provisions of the this section 5.03. Landlord represents that the current insurance on the property is $38,717.96.

     Section 5.04. Right of Termination. If Landlord shall be unable to procure
                   ---------------------
fire and extended coverage insurance because of Tenant's use of the Premises, Landlord shall have the right to terminate this Lease upon written notice to Tenant specifying the reason for such termination and the rent shall be adjusted between the parties hereto as of the date of termination provided in such notice.

     Section 5.05. Waiver of Subrogation. Landlord hereby releases Tenant from
                   ----------------------
liability for damage or destruction to the land and buildings at which time Premises are part, and Tenant hereby release Landlord for liability for damages or destruction to any of its personal property or leasehold improvements, provided, however, that such releases shall be in force and effect only in respect of damage or destruction covered by standard policies of fire insurance with extended coverage (as maintained by the Tenant or Landlord pursuant to the Lease), and such waivers shall be in effect solely to the extent of proceeds under any said policy. Tenant and Landlord shall each cause any policies of insurance maintained by it with respect to the Premises and the personal property contained therein or appurtenant thereto and with respect to the building of which the Premises form a part, to contain a waiver by the insurers of any rights of subrogation. In the event that there is an extra premium for such waiver, the party benefited by it shall bear the cost.

                                  ARTICLE VI

                               Lien of Landlord
                               ---- -- --------

                                [TEXT DELETED]

                                  ARTICLE VII

                               Mechanic's Liens
                               ----------------

     Section 7.01. Mechanic's Liens Prohibited. Tenant shall not suffer any mechanic's notice of intention or lien claim to be filed against the Premises by reason of work, labor, services or materials permitted for or furnished to Tenant or to anyone holding the Premises, or any part thereof, through or under Tenant.

     Section 7.02.  Landlord's Remedy for Tenant's Breach. If Tenant shall fail
                    -------------------------------------
to remove or discharge any aforesaid mechanic's notice of intention or lien claim within fourteen (14) days after notice of knowledge of the filing of same, then in addition to all other rights of Landlord hereunder or by law upon a default by Tenant, Landlord may, at its option, procure the removal or discharge of same. Any amount paid by Landlord for such purpose, including all reasonable attorney's fees and other expenses therefor, together with interest thereon at the Lease Interest Rate (as hereinafter defined), shall become due and payable by Tenant to Landlord as additional rent, and in the event of Tenant's failure to pay therefor within fifteen (15) days after demand, the same shall be added to and be due and payable with the next month's rent.


                                 ARTICLE VIII

                                  Alterations
                                  -----------

     Section 8.01.  Alterations.  Tenant shall make no changes in or to the
                    -----------
Premises without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this Article, Tenant may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing; and electrical lines, in or to the interior of the Premises by using contractors or mechanics first approved in writing by Landlord.* All fixtures, all electrical items and all panelling, partitions, railings and like installations, installed in the Premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall become the property of Landlord and shall remain upon and be surrendered with the Premises unless Landlord, by notice to Tenant no later than thirty (30) days prior to the date fixed as the termination of this Lease or before sixty (60) days after the expiration of this Lease, elects to have them removed by Tenant, in which event the same shall be removed from the Premises by Tenant forthwith. Nothing in this Article shall be construed to prevent Tenant's removal of trade fixtures, but upon removal of any such trade fixtures from the Premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense repair and restore the Premises to the condition existing prior to installation, and shall repair any damage to the Premises on the building due to such removal. All property permitted or required to be removed by Tenant at the end of the Term remaining in the Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense, which right of Landlord shall survive expiration of this Lease. Tenant shall, before making any alterations, additions, installations or improvements, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates at final approval thereof and shall promptly deliver duplicates of all such permits, approvals and certificates to Landlord; and Tenant agrees to carry such Workman's Compensation, General Liability, Personal and Property Damage Insurance as Landlord may reasonably require. Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanic's liens upon the real property in which the Premises are located, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, sub-contractors; materialmen and laborers to become involved in such work. The work shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, codes, governmental rules, regulations and requirements, and in accordance with the standards, if any, of the Board of Fire Underwriters, or other organizations exercising the functions of a board of fire underwriters the jurisdiction of which includes the Premises.

* Notwithstanding Landlord agrees that its consent shall not be required for any non-structural alterations which amount to less than $15,000.00.

it shall maintain a service contract on the existing heating system. Landlord agrees that Tenant shall be responsible for the first $7,500.00 per year towards the cost of the replacement for any aspects of the heating and plumbing systems. Landlord agrees that it shall be responsible for any amount over and above the $7,500.00 per year figure. However, ARTICLE IX it is specifically understood that Landlord shall in no event be responsible for any costs associated with the Tenant's neglect or misuse of the heating and plumbing Repairs systems.
                                                       -------

     Section 9.01.   Repairs.  Landlord shall make the necessary structural
                     -------
repairs to the roof and walls of the building of which the Premises are a part (such obligation not to include operating parts such as overhead ducts or fans or skylights). Except for the above and for what may other-wise be specifically provided for in this Lease, Tenant shall be responsible for all maintenance and repairs of and to the Premises, including but not limited to the following responsibilities: Tenant shall take good care of the Premises and the fixtures, appurtenances and systems in or affecting the Premises (including but not limited to plumbing, sewers, gutters, downspouts, doors, painting, windows, electrical heating and sprinkler and air conditioning, if any, except components thereof servicing the entire building of which the Premises are a part, such as main power lines, water mains and general sewer lines), and shall make all repairs thereto or replace as and when needed to preserve them in good working order and condition, and shall maintain the premises in a clean, neat condition, and Landlord shall maintain the parking area and other outside portions of the Premises, including but not limited to landscaping, all necessary removal of snow, ice and debris, and maintenance of lawns, shrubbery and entranceways and Tenant shall pay its pro rata of same. Tenant shall not permit or suffer the Premises to fall to such low temperature as would cause freezing of the water lines or sprinkler servicing the Premises; and, in default hereof, Tenant shall promptly effect and pay for all repairs the need for which shall arise from such freezing, and shall hold Landlord harmless from any loss, damage or liability caused by or arising out of such freezing. Notwithstanding anything above to the contrary, all damage or injury to the Premises or to any other part of the said building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, its servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the reasonable satisfaction of Landlord and in accordance with
Section 8.01 hereinabove. Tenant shall also repair all damage to the Premises and to the building of which the Premises are part, caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class at least equal to the original work or construction. If Tenant fails after ten (10) days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord, at Landlord's option (in which event Landlord shall not be liable for any injury to persons, damage to property or loss of business arising out of the making of such repairs) at the expense of Tenant, and the expenses thereof incurred by Landlord (together with interest at the Lease Interest Rate, as hereinafter defined) shall be collectible as additional rent with ten (10) days of demand therefor. There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making or failing to make by Landlord, Tenant or others, of any repairs, alterations, additions or improvements in or to the fixtures, appurtenances or equipment thereof.

                                  ARTICLE X

                              Damage to Premises
                              ------ -- --------

     Section 10.01.  Notice.  If the Premises or any part thereof shall be
                     ------
damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord, and this Lease shall continue in full force and effect except as hereinafter set forth.

     Section 10.02.  Partial Damage.  Subject to Section 10.03 hereinbelow, if
                     ------- ------
Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by Landlord with all reasonable expedition, subject to delays due to adjustment of insurance

     Section 10.03.  Substantial Damage.  If the Premises are substantially
                     ----------- ------
damaged or rendered wholly unusable or (whether or not the Premises are damaged in whole or in part) if the building of which the Premises are part shall be so damaged as, in Landlords's reasonable judgement, practically to require demolition

Notwithstanding the above, if there is a partial taking of condemnation totaling 25% or more of the premises, Tenant shall have the right to cancel this Lease.

or rebuilding thereof, then, in any of such events, Landlord may elect to terminate this Lease by written notice to Tenant given within one hundred eighty
(180) days after such fire or casualty specifying a date for the expiration of this Lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the Term shall expire as fully and completely as if such date were the date set forth above for the expiration of this Lease, and Tenant shall forthwith quit, surrender and vacate the Premises, without prejudice, however, to Landlord's rights and remedies against Tenant under provisions of this Lease in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control, and this Lease shall continue in full force and effect. Notwithstanding anything to the contrary herein contained, in the event the Landlord elects to rebuild the premises, this Lease shall continue in full force and effect except that, it is understood that there shall be a prorata abatement of rent for any period of time during which the Premises shall be in a damaged condition, whether or not the Premises shall be partially or wholly unusable.

     Section 10.04.  Tenant's Property.  Tenant acknowledges that Landlord will
                     -------- --------
not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace same.

     Section 10.05.  Mortgages.  It is understood and agreed that the provisions
                     ---------
of this Article X are subject to the rights of mortgagees at Landlord's interest in the land and buildings of which the Premises are part.

                                  ARTICLE XI

                                Eminent Domain
                                ------- ------

     Section 11.01.  Total Taking.  In the event that any public authority or
                     ----- ------
agency holding the power of eminent domain under applicable law shall at any time during the Term condemn, or acquire title in lieu of condemnation to, all or substantially all of the Premises, this Lease shall terminate and expire as of the date upon which title shall vest in such authority, and Tenant shall pay rent only to the time of such vesting of title.

     Section 11.02.  Partial Taking.  If there shall be only a partial taking or
                     ------- ------
condemnation as aforesaid totalling one-third (1/3) or less of the building of which the Premises are part and which shall not substantially prevent Tenant's use of the Premises for purposes of its business, this Lease shall thereafter continue as to the untaken part and Tenant shall be entitled to a reduction in the Basic Rent in such proportion as Landlord shall reasonably deem fair and equitable.

     Section 11.03.  Restoration by Landlord.  If there shall be a partial
                     ----------- -- --------
taking and this Lease shall continue as to the remaining part of the Premises, Landlord, at its own expense and as promptly as practicable, shall restore such remaining part as nearly as may be practicable to its former condition, but only upon receipt of, and to the extent of, the condemnation award made on account of such partial taking.

     Section 11.04.  Award to Landlord.  Landlord reserves the exclusive right
                     ----- -- --------
to negotiate with the condemning authority with respect to any proposed condemnation award, and all damages and compensation paid for the taking under the power of eminent domain, whether for the whole or a part of the Premises and whether by agreement or award, shall belong to and be the property of Landlord. Tenant hereby releases and disclaims any interest or right whatsoever in the award or compensation offered or paid by the condemning authority to the Landlord for the loss of the fee. There is expressly excluded from any right of compensation to the Tenant, and the Tenant expressly waives, any claim against the condemning authority for diminution in the value of the leasehold.

     Section 11.05.  Awards Pursuant to Relocation Assistance Act.
                     ------ -------- -- ---------- ---------- ---
Notwithstanding the provisions of Section 11.04, there is expressly reserved to Tenant the right to recover against the condemning authority for its actual reasonable expenses in moving its business from the Premises and its actual direct losses in tangible personal property by virtue of the taking, all as contemplated in the Relocation Assistance Act (R.S. 20:4-1 et seq.), and the rules and
                                           -- ---
regulations adopted thereunder.

          Section 11.06. Notice to Tenant. Landlord shall give prompt notice to
                         ----------------
Tenant of any eminent domain proceedings with respect to the Premises.

                                  ARTICLE XII

                                    Notices
                                    -------

          Section 12.01. Notices. Every notice or demand required or permitted
                         -------
under this Lease shall, unless otherwise specifically provided herein, be given in writing and shall either be personally delivered to a principal of Landlord or Tenant, as the case may be, or sent by United States certified mail, return receipt requested, addressed by the party giving, making or sending the same to the other at the other's address first above given, or to such other address as either party may designate from time to time by a notice given to the other party. All mailed notices shall be effective upon mailing.

                                 ARTICLE XIII

                              Memorandum of Lease
                              -------------------

          Section 13.01. Memorandum of Lease. Tenant shall not record this
                         -------------------
Lease, but if either party should desire to record a short form Memorandum of Lease setting forth only the parties, the Premises and the Term, such Memorandum of Lease shall be executed, acknowledged and delivered by both parties upon notice from either party.

                                  ARTICLE XIV

                                      Use
                                      ---

          Section 14.01. Use. The premises shall be used and occupied by Tenant
                         ---
for warehousing and distribution of apparel and other items* commonly sold in department stores and for no other purpose. Tenant's use of the Premises shall be in compliance with all applicable governmental laws, rules and regulations and ordinances, and other applicable codes including but not limited to the requirements of the Occupational Safety and Health Administration and of any board of fire underwriters or like organization having jurisdiction over the Premises. Tenant shall not store, warehouse, handle or in any other way use highly flammable material or red label items anywhere on the Premises.

        * sold in department stores

                                  ARTICLE XV

                         Assignment, Subletting, etc.
                         ---------------------------

          Section 15.01. Assignment, Subletting, etc. Tenant shall not sell,
                         ---------------------------
assign, mortgage, pledge or, in any manner, transfer or encumber this Lease or any estate or interest hereunder, or sublet the Premises or any part thereof, without the previous written consent of Landlord.** In any of the events aforesaid, Tenant nevertheless shall remain primarily liable for the payment of the Basic Rent and all additional rents, and for the performance of Tenant's other covenants and obligations hereunder. No consent to any assignment of this Lease or subletting of any or all of the premises shall be deemed or be construed as a consent by Landlord to any further or additional assignment or subletting. In the event of an assignment of this lease, the assignee shall assume, by written recordable instrument reasonably satisfactory to Landlord, the due performance of all of Tenant's obligations under this Lease. No assignment shall be valid or effective in the absence of such assumption. A true copy of such assignment and the original assumption agreement shall be delivered to Landlord within ten (10) days of the effective date of such assignment. Notwithstanding anything to the contrary herein contained, Landlord hereby gives its consent for Tenant to sublease the premises to its subsidiaries.

-------------------------

        ** Said consent not be unreasonably withheld.

notwithstanding anything to the contrary herein contained, Landlord agrees that if it is unable to give possession of the premises to the Tenant by May 1, 1990, Tenant shall have the right to cancel this Lease.

     Section 15.02.  Transfer of Controlling Interest. The above prohibition
                     --------------------------------
against assignment of this Lease and subletting of the Premises shall be construed to prohibit any change or series of changes in the controlling interest of Tenant, whether that change be effected by acquisition, merger, consolidation, change of controlling interest of stock or partnership interests or otherwise.

     Section 15.03.  Recapture of Premises. If at any time during the Term,
                     ---------------------
Tenant shall have received a bona fide offer from a prospective sub-tenant of the Premises with respect to proposed occupancy as sub-tenant of FIFTY PERCENT (50%) more of the original Premises, Tenant shall furnish a copy of such offer to Landlord. In addition to the right to exercise reasonable consent with respect to the proposed sub-tenancy Landlord shall have the right, by written notice given to Tenant within ten (10) days of Landlord's receipt of the copy of such offer, to agree to accept the proposed sub-tenant as a direct tenant of Landlord. In the event that (i) Landlord shall have given timely notice as aforesaid to Tenant, (ii) Landlord and the prospective sub-tenant shall have entered into a written agreement for direct tenancy by such sub-tenant, and
(iii) such sub-tenant shall have entered into occupancy of the Premises and commenced direct payment of rent to Landlord, then automatically upon the occurrence of all three such events, Landlord and Tenant hereunder shall be and become released from any further obligation under the Lease, and the Lease between Landlord and Tenant hereunder shall be deemed terminated and of no further force and effect (rental to be adjusted as of the date of termination). If Landlord shall not have given notice to Tenant within the said ten (10) day period, Landlord shall be deemed to have waived its right to effect a direct tenancy with the proposed sub-tenant. It is understood and agreed that neither party hereto shall be released from its obligations to the other party unless and until Landlord shall have entered into an agreement in writing as aforesaid with the proposed sub-tenant and such sub-tenant shall have entered into occupancy of the Premises and commenced direct payment of rent to Landlord. Unless and until the said events shall have occurred by virtue of which Landlord and Tenant shall have been released from their obligations under the Lease, the Lease shall remain in full force and effect and shall continue to be binding upon Landlord and Tenant.


                                  ARTICLE XVI

                              Landlord's Warranty
                              -------------------


     Section 16.01.  Warranty.  Landlord warrants that has the right to execute
                     --------
this Lease, and covenants that at the commencement of the Term there will be no covenants, easements, restrictions or liens which would adversely affect Tenant's use of the Premises for the purposes permitted hereunder. Notwithstanding the above, if Landlord shall be unable to give possession of the Premises on the date of commencement of the Term, because if the holding-over or retention of possession of any Tenant, undertenant or occupants or because of the fact that a Certificate of Occupancy for the Premises has not been procured, or for any other reason not within Landlord's control, then and in any of such events, Landlord shall not be subject to any liability for failure to give possession on said date, and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the Term, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the Premises are substantially ready for Tenant's occupancy.


                                 ARTICLE XVII

                                 Subordination
                                 -------------

     Section 17.01   Subordination to Mortgages. This Lease is hereby made and
                     --------------------------
shall be subject and subordinate to all mortgages which may now or hereafter affect the Premises, and to all renewals, modifications, consolidations, replacements or extensions there. Landlord agrees that it shall use its best efforts to obtain a non-disturbance agreement on all existing and future mortgages.

     Section 17.02. Tenant's Certificate. Notwithstanding the automatic
                    --------------------
applicability, as to all current and future mortgages, of the subordination of this Lease, Tenant shall, upon request of Landlord, execute any instrument which may be deemed necessary or desirable by Landlord to confirm such subordination or as otherwise required for mortgage financing or sale of the Premises including, but not limited to, certified financial statements and estoppel certificates executed and acknowledged to any mortgagee or purchaser, or any proposal mortgage lender or purchaser, including but not limited to certifications that this Lease is in full force and effect or, if not, in what respect it is not; that this Lease has not been modified, or the extent to which it has been modified; and that there are no existing defaults hereunder to the best of Tenant's knowledge, or specifying the defaults, if any. If Tenant fails to respond after due notice within seven (7) days, it shall automatically constitute affirmation of the items contained in the estoppel statement.

                                 ARTICLE XVIII

                           Non-Liability of Landlord
                           -------------------------

     Section 18.01. Non-Liability of Landlord. Landlord agrees to use its best
                    -------------------------
efforts to relet the premises. Except for Landlord's gross negligence, Landlord shall not be responsible or liable to Tenant for any loss, damage or injury to person or property that may be occasioned by the acts or omissions of Landlord or of persons occupying any space adjacent to or adjoining the Premises, or any part thereof, including, not in limitation of the foregoing, loss, damage or injury resulting to Tenant or to any other person or the any property of Tenant or of any other person, from water, gas, steam, fire or the bursting, stoppage or leakage of sewer pipes.

                                  ARTICLE XIX

                          Indemnification of Landlord
                          ---------------------------

     Section 19.01. Indemnification of Landlord. Tenant agrees to indemnify and
                    ---------------------------
save Landlord harmless from and against all liability and all loss, cost and expense, including reasonable attorney's fees and costs, arising out of the operation, maintenance, management and control of the Premises or in connection with (a) any injury or damage whatsoever caused to or by any person, including Tenant, its employees, contractors or agents, or to property, including Tenant's property, arising out of any occurrence on the Premises; (b) any breach of this Lease by Tenant; (c) any act or omission of Tenant or of any person on the Premises, occurring in, on or about the Premises; or [DELETED TEXT]


                                  ARTICLE XX

                             Defaults and Remedies
                             ---------------------

     Section 20.01. Tenant's Defaults. If Tenant defaults in the timely payment
                    -----------------
of Basic Rent or any additional rent or sum herein reserved, as required in this Lease, or if Tenant defaults in compliance with any of the other covenants or conditions of this Lease and fails to cure such default, other than the payment of Basic Rent or any additional rent or sum herein reserved, within twenty (20) days after the receipt of notice specifying the default, then at the expiration of said twenty (20) days, Landlord may (a) cancel and terminate this Lease upon written notice to Tenant (whereupon the Term shall terminate and expire, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided); and/or (b) at any time thereafter re-enter and resume possession of the Premises as if this Lease had not been made, Tenant hereby waiving the service of any notice of intention to re-enter or to institute legal proceedings to that end.

          Section 20.02.  Re-entry by Landlord.  If this Lease shall be
                          -- ----- -- --------
terminated or if Landlord shall be entitled to re-enter the Premises and dispossess or remove Tenant under the provisions of Section 20.01 (either or both of which events are hereinafter referred to as a "Termination"), Landlord or Landlord's agents or servants may immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, servants, licensees and any sub-tenants and other persons, firms or corporations, and all or any of its or their property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by peaceable re-entry or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess and enjoy the Premises, including all additions, alterations and improvements thereto.

          Section 20.03.  Effect of Termination.  In case of Termination, the
                          ------ -- -----------
Basic Rent and all other charges required to be paid by Tenant hereunder shall thereupon become due and shall be paid by Tenant up to the time of the Termination, and Tenant shall also pay to Landlord all reasonable expenses which Landlord may then or thereafter incur as a result of or arising out of a Termination, including but not limited to court costs, attorneys' fees, brokerage commissions and costs of terminating the tenancy of Tenant, re-entering, dispossessing or otherwise removing Tenant, and restoring the Premises to good order and condition, and from time to time altering and otherwise preparing the same for re-letting. Upon a Termination, Landlord may, at any time and from time to time, re-let the Premises, in whole or in part, either in its own name or as Tenant's agent, for a term or terms which, at Landlord's option, may be for the remainder of the ten current Term, or for any longer or shorter period.

          Section 20.04.  Damages.  In addition to the payments required by
                          -------
Section 20.03 hereinabove, Tenant shall be obligated to, and shall, pay to Landlord upon demand and at Landlord's option:

          [DELETED TEXT]

          b. damages (payable in monthly installments), in advance, on the first day of each calendar month following the Termination, and continuing until the date originally fixed herein for the expiration of the then current Term in amounts equal to the excess, if any, of the sums of the aggregate expenses paid by Landlord during the month immediately preceding such calendar month for all such items as, by the terms of this Lease, are required to be paid by Tenant, plus an amount equal to the installment of Basic Rent which would have been payable by Tenant hereunder in respect to such calendar month, had this Lease not been terminated, over the sum of rents, if any, collected by or accruing to Landlord in respect to such calendar month pursuant to a re-letting or to any holding over by any sub-tenants of Tenant.

          Section 20.05.  No Obligation to Re-let.  Landlord shall in no event
                          -- ---------- -- -- ---
be liable for failure to re-let the Premises, or in the event that the Premises, are re-let, for failure to collect rent due under such re-letting; and in no event shall Tenant be entitled to receive any excess of the Basic Rent over the sums payable by Tenant to Landlord hereunder but such excess shall be credited to the unpaid rentals due hereunder, and to the expenses of re-letting and preparing for re-letting as provided herein.*

          Section 20.06.  Successive Suits.  Suit or suits for the recovery of
                          ---------- -----
damages hereunder, or for any installments of rent, may be brought by Landlord from time to time at its election, and nothing herein contained shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been terminated under the provisions of this Lease, or under any provision of law, or had Landlord not re-entered into or upon the Premises.

------------------------
        * Landlord agrees to use its best efforts to relet the premises

     Section 20.07.  Acceleration.  Anything to the contrary hereinbefore
                     ------------
notwithstanding. Landlord shall have the option to accelerate all future rentals due and hold Tenant responsible, in advance, for the aggregate "damages" (as described in this Article XX) to be suffered by landlord during the remainder of the then current Term of renewal term, as well as damages covering any renewal term, the option for which shall have been exercised by the Tenant.

     Section 20.08.  Late Fee.  Landlord, at its option, in addition to any and
                     ---- ---
all remedies available to it, shall have the right to charge legal fees, court cost necessary to collect late rental and a fee of payment of rent received later than the seventh (7th) day of the month in which said rent was due, which fee shall be four (4%) per cent per month in the amount of such overdue rent.

     Section 20.09.  Waiver of Redemption.  Tenant hereby waives all rights of
                     ------ -- ----------
redemption to which Tenant or any person claiming under Tenant might be entitled, after an abandonment of the Premises, or after a surrender and acceptance of the Premises and the Tenant's leasehold estate, or after a dispossession of Tenant from the Premises, or after a termination of this lease, or after a judgement against Tenant in an action in ejectment, or after the issuance of a final order or warrant of dispossess in a summary proceeding, or in any other proceeding or action authorized by any rule of law or statute now or hereafter in force or effect.

                                  ARTICLE XXI

                                  Bankruptcy
                                  ----------

     Section 21.01.  Bankruptcy, Insolvency, etc.  If at any time after the date
                     ----------  ----------  ---
of this Lease (whether prior to the commencement of or during the Term) (a) any proceedings in bankruptcy, insolvency or reorganization shall be instituted against Tenant pursuant to any Federal or State law now or hereafter enacted, or any receiver or trustee shall be appointed of all or any portion of Tenant's business or property, or any execution or attachment shall issue against Tenant or any of Tenant's business or property or against the leasehold estate created hereby, and any of such proceedings, process or appointment be not discharge and dismissed within thirty (30) days from the date of such filing, appointment or issuance; or (b) Tenant shall be adjudge a bankrupt or insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall file a voluntary petition in bankruptcy or petitions for (or enters into) an arrangement or for reorganization, composition or any other arrangement with Tenant's creditors under any Federal or State law now or hereafter enacted, or this Lease or the estate of Tenant herein shall pass to or devolve upon, by operation of law or otherwise, anyone other than Tenant (except as herein provided), the occurrence of any one of such contingencies shall be deemed to constitute and shall be construed as a repudiation by Tenant of Tenant's obligations hereunder and shall cause this Lease ipso facto to be cancelled and
                                                 ---- -----
terminated, without thereby releasing Tenant; and upon such termination Landlord shall have the immediate right to re-enter the Premises and to remove all persons and property therefrom and this Lease shall not be treated as an asset of Tenant's estate and neither Tenant nor anyone claiming by, through or under Tenant by virtue of any law or any order of any Court shall be entitled to the possession of the Premises or to remain in the possession thereof. Upon the termination of this Lease, as aforesaid, Landlord shall have the right to retain as partial damages, and not as a penalty, any prepaid rents deposited by Tenant hereunder, and Landlord shall also be entitled to exercise such rights and remedies to recover from Tenant as damages such amounts as are specified in
Article XX hereof. As used in this Article XXI, the term "Tenant" shall be deemed to include Tenant and its successors and assigns and the guarantor(s), if any, of Tenant's obligations under this Lease.

                                 ARTICLE XXII

                                   Utilities
                                   ---------

     Section 22.01.  Utilities.  Except as may otherwise be provided in this
                     ---------
Lease, Tenant shall undertake and be responsible for having all utilities installed and metered in its name in the Premises and agrees to pay, on or before the date due, all charges for same directly to the respective utility companies. Such utilities include gas, water, sewer, electricity, heat, power, telephone, A.D.T. Protective Service (or similar service by another company) or other communication service or other utility or service used by, or rendered or supplied to, Tenant at the Premises throughout the Term. Landlord may at its option furnish any one or more utilities to Tenant, in which event Tenant shall pay for such utility as metered (or, if not separately metered, shall pay its Pro Rata Share thereof) as additional rent within ten (10) days of Landlord's demand therefor from time to time. In no event shall Landlord incur any liability to Tenant by reason of interruption of any utility service for reasons beyond the control of Landlord. If Tenant fails to make payment as herein provided, Landlord may, without further notice, terminate such utility service. Tenant will thereafter be liable for all costs in connection with termination and reinstallation of reestablishment of services.

     Section 22.02. Electric Current. Tenant's use of electric current shall
                    ----------------
not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in the Landlord's reasonable judgement, will overload such installations or interfere with the use thereof by other tenants in the building.

                                 ARTICLE XXIII

                              Access to Premises
                              ------------------

     Section 23.01. Landlord's Right of Access. Tenant shall permit Landlord or
                    --------------------------
its agents to enter the Premises at any time during business hours for the purpose of inspecting or showing the Premises. Tenant may in no way interfere with the Landlord's right to inspect. Tenant shall, upon its being given notice of Landlord's desire or intent to see the Premises and/or within one year prior to the expiration of the Term or any renewal term, permit the usual notice of "To Let," "For Rent" and "For Sale" to be placed at reasonable locations on the Premises and to remain thereon without hindrance and molestation. Landlord shall also have the right, but not the obligation, to enter the Premises at reasonable times to run utility, plumbing or sewer lines, conduits, ducts and the like, over, under or through the Premises, and to make repairs.

                                 ARTICLE XXIV

                                     Signs
                                     -----

     Section 24.01. Erection of Signs. Tenant shall have the right, with the
                    -----------------
prior written consent of Landlord, to erect signs for advertising purposes in connection with its business at the Premises. All signs shall comply with applicable governmental rules and regulations, and Tenant shall remove such signs at the expiration of the Term or sooner termination of this Lease, as the case may be, and restore area to original condition.

     Section 24.02. Repair of Damage. Tenant shall be responsible for any damage
                    ----------------
caused to the Premises by the erection or maintenance on the Premises of said signs, and any damage so caused shall be repaired forthwith at Tenant's sole cost and expense. In the event any sign erected by Tenant is removed during the Term or at the expiration or earlier termination thereof, Tenant shall, at its sole cost and expense, repair any damage whatsoever caused by the removal.

                                 ARTICLE XXV

                               Security Deposit
                               ----------------

     Section 25.01. Security Deposit. Tenant has this day deposited with
                    ----------------
Landlord the sum of TWENTY THOUSAND DOLLARS ($20,000.00)------------------------ as security for the payment of the rent due hereunder and the full and faithful performance by Tenant of the covenants and conditions on the part of Tenant to be performed. Sold sum shall be returned to Tenant, without interest, after the expiration of the Term, provided that Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. Landlord may, if it so elects, have recourse to such security to make good any default by Tenant, in which event Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to Tenant shall run with the reversion and title to the Premises, whether any change in ownership thereof be by voluntary or involuntary alienation. Landlord shall assign or transfer said security for the benefit of Tenant, to any subsequent owner or holder of the reversion or title to the Premises, in which case such assignee or transferee shall become liable for the repayment thereof as herein provided, and the assignor or transferor shall be deemed to be released by Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit Landlord to retain the security after termination of Landlord's encumber or assign said security without the prior written consent of Landlord.

                                 ARTICLE XXVI

                               Premises "As Is"
                               ---------------

          Section 26.01. "As Is." Neither Landlord nor Landlord's agents have
                          -----
made any representations or promises with respect to the physical condition of the building of which the Premises are part, the land upon which such building is erected or the Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Premises except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. Tenant has inspected the building and the Premises and is thoroughly acquainted with their conditions, and agrees to take the same "as is" and acknowledges that the taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken.


                                ARTICLE XXVIII

                                  Attornment
                                  ----------

          Section 28.01. Attornment. Tenant agrees that in the event of a sale,
                         ----------
transfer or assignment, or sale and leaseback, of Landlord's interest in the real property of which the Premises are part, or any part thereof, including the Premises, or in the event any proceedings are brought for the foreclosure of or for the exercise of any power of sale under any mortgage constituting a lien upon such real property or any part thereof, including the Premises, to attorn to and to recognize such transferee, purchaser, or mortgage, as Landlord under this lease or, in the case of a sale-leaseback, to continue to recognize Landlord as its lessor under this Lease. The foregoing provisions of this Section shall be self-operative and no further instrument shall be required to give effect to said provisions. Tenant, however, agrees, at the request of the party to which it has attorned, to execute, acknowledge and deliver without charge, from time to time, instruments acknowledging such attornment, and to execute such other documents, including estoppel certificates and certified financial statements, as may reasonably be requested by such party.

                                 ARTICLE XXIX

                                 Guard Service
                                 -------------

          Section 29.01. Guard Service.  Landlord may, at the sole option,
                         -------------
provide reasonable guard service for the building of which the Premises are a part. Tenant shall pay to the Landlord, as additional rent, together with payment at the Basic Rent, its Pro Rata Share of said service.

                                  ARTICLE XXX

                                   Elevator
                                   --------

                                [DELETED TEXT]

                                 ARTICLE XXXI

                                  End of Term
                                  -----------

          Section 31.01.  Condition of Premises.  Tenant shall, on the last day
                          ---------------------
of the Term or renewal term, as the case may be, or upon the earlier termination of this Lease, peaceably and quietly surrender and deliver up to Landlord the Premises broom-clean, with the Demised Premises and all equipment in or appurtenant thereto, in as good condition and repair as when delivered to Tenant.

                                 ARTICLE XXXII

                              General Provisions
                              ------------------

          Section 32.01.  No Waste.  Tenant covenants not to do or suffer any
                          --------
waste or damage, or injury to the Premises or to the fixtures and equipment therein.

          Section 32.02.  Landlord's Liability.  If Landlord shall breach any of
                          --------------------
the provisions hereof, Landlord's liability shall in no event exceed Landlord's interest in the Premises as of the date of Landlord's breach; and Tenant expressly agrees that any judgment or award which it may obtain against Landlord shall be recoverable and satisfied solely out of the right, title and interest of Landlord in and to the Premises and that Tenant shall have no rights against the partners, general and limited, of Landlord or rights of lien or levy against any other property of Landlord (or of any person or entity comprising Landlord), nor shall any other property or assets of Landlord be subject to levy, execution or other enforcement proceedings for the collection of any such sums or satisfaction of any such judgment or award.

          Section 32.03.  Partial Invalidity. If any term or provision of this
                          ------------------
Lease or the application thereof to any part or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to parties or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by Law.

          Section 32.04.  No Waiver. One or more waivers by either party of the
                          ---------
obligation of the other to perform any covenant or condition shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition. The receipt of rent by the Landlord, with knowledge of any breach of this Lease by Tenant or of any default by Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease. Neither the acceptance of the keys nor any other act or thing done by Landlord or any agent or employee during the Term shall be deemed to be an acceptance of a surrender of the Premises, excepting only an agreement, in writing, signed by the Landlord accepting or agreeing to accept such a surrender.

          Section 32.05.  Number and Gender. Wherever herein the singular number
                          -----------------
is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders.

          Section 32.06.  Successors and Assigns. The terms, covenants and
                          ----------------------
conditions herein contained shall be binding upon and inure to the benefit of the respective parties and their successors and assigns.

          Section 32.07.  Article and Marginal Headings. The article and
                          -----------------------------
marginal headings herein are intended for convenience in finding the subject matters, and are not to be used in determining the intent of the parties of this Lease.

          Section 32.08.  Entire Agreement. This instrument contains the entire
                          ----------------
and only agreement between the parties, and no oral statements or representations or prior written matter not contained or referred to in this instrument shall have any force or effect. This Lease shall not be modified in any way or terminated by mutual agreement except by a writing executed by both parties.

          Section 32.09.  Obligations also Covenants. Whenever in this Lease any
                          --------------------------
words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of covenants.

          Section 32.10.  Cost of Performing Obligations. Unless otherwise
                          ------------------------------
specified, the respective obligations of the parties to keep, perform and observe any terms, covenants or conditions of this Lease shall be at the sole cost and expense of the party so obligated.

          Section 32.11.  Remedies Cumulative. The specified remedies to which
                          -------------------
the Landlord or Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord or Tenant may be lawfully entitled in case of any breach or threatened breach of any provision of this Lease.

          Section 32.12.  Holding Over. If Tenant holds over after the
                          ------------
expiration or earlier termination of this Lease, and if Tenant is not otherwise in default hereunder, such holding over shall not be deemed to create an extension of the Term, but such occupancy shall be deemed to create a month-to-month tenancy at twice the rental rate, and on the same terms and conditions (except as the same may be then inapplicable) as are in effect on the date of said expiration or earlier termination.

          Section 32.13.  Force Majeure. The period of time during which either
                          -------------
party hereto is prevented from performing any act required to be performed under this Lease by reason of fire, catastrophe, labor difficulties, strikes, lock-outs, civil commotion, acts of God or of the public enemy, governmental prohibitions or preemptions, embargoes, inability to obtain materials or labor by reason of governmental regulations or prohibitions, or other events beyond the reasonable control of Landlord or Tenant, as the case may be, shall be added to the time for performance of such act, and neither party shall be liable to the other or in default under this Lease as the result thereof. The provisions of this Section shall not apply to or in any manner extend or defer the time for any obligations to make payment of monies required of either party hereunder.

          Section 32.14.  Vacancy or Abandonment. In the event that the Premises
                          ----------------------
shall become vacant as the result of being vacated or abandoned by Tenant during the Term, Landlord may re-enter the same, either by peaceable re-entry or otherwise, without being liable to prosecution therefor, and re-let the Premises as agent of Tenant and receive the rent therefor and apply the same first to payment of such expenses as Landlord may be put to in re-entering, and then to payment of rent due under this Lease. In addition, such vacancy or abandonment shall constitute a default under Section 20.01 entitling Landlord to the exercise of all remedies specified in such Section or otherwise allowed by law.

          Section 32.15.  Governing Law. The interpretation and validity of this
                          -------------
Lease shall be governed by the substantive law of New Jersey.

          Section 32.16.  Brokerage. Landlord and Tenant represent that Sholom
                          ---------
Shalom Kerbrot Wellins & CNJ, Inc. was the only broker instrumental in consummating this Lease and that neither party has had any dealing with or entered into agreement with any other broker in connection with this Lease. Each party shall indemnify and hold harmless the other from all loss, cost or expense of any nature, including reasonable attorney's fees, arising out of a misrepresentation by such indemnifying party.

          Section 32.17.  Floor Loads. Tenant shall not place a load upon any
                          -----------
floor of the Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

          Section 32.18.  Waiver of Jury Trial. It is mutually agreed by and
                          --------------------
between Landlord and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose any counterclaim or whatever nature or description in any such proceeding.

          Section 32.19.  No Option. For the convenience of Tenant, this Lease
                          ---------
may be submitted to Tenant prior to its execution by or on behalf of Landlord, but such submission shall not constitute an offer or an option and this Lease shall not bind Landlord in any manner whatsoever unless and until this Lease shall have been signed and delivered on behalf of Landlord.

          Section 32.20.  Modification of Lease Terms. Tenant shall enter into
                          ---------------------------
any modification of the terms of this Lease requested by any bona fide institutional lender of Landlord to facilitate mortgaging, provided that such modification shall not alter the Basic Rent, additional rent or Term hereof. Not in limitation of the foregoing, it is agreed that if requested by any mortgagee, Tenant shall enter into an agreement with Landlord or such mortgagee, as requested, to the effect that this Lease shall not be modified or surrendered, nor rent prepaid, without the consent of such mortgagee.

          Section 32.21.  Rules and Regulations.  Landlord may, from time to
                          ---------------------
time promulgate reasonable rules and regulations for the health, safety and welfare of all the tenants of the lands and premises of which the Premises are part, including but not limited to use of any common areas and facilities, and Tenant agrees that such rules and regulations shall, upon notice to Tenant, automatically be incorporated herein as if fully set forth.

          Section 32.22.  Restriction on Tenant.
                          ---------------------
               a.   Trash.  Tenant shall store and dispose of all trash and
                    -----
          garbage in suitable containers and locate same as Landlord designates from time to time. Tenant shall not burn any paper, trash or garbage in or about the Demised Premises.
               b.   Tenant to Perform its Obligations Under this Lease.  The
                    --------------------------------------------------
          Tenant shall keep the Premises in a clean and sanitary condition, free from vermin and escaping offensive odors.
               c.   Plumbing Facilities.  Tenant shall not use or permit other
                    -------------------
          to use any plumbing facilities in the Demised Premises for any purpose other than that for which they were constructed or to dispose of any damaging or injurious substance or any grease or garbage therein.
               d.   Obstructions.  Tenant shall not obstruct, or permit others
                    ------------
          to obstruct, any entrances to the building or the halls and stairs or loading facilities thereof. Landlord may prohibit congregation by employees in hallways and other common areas.
               e.   Storage.  Tenant is prohibited from storing any materials,
                    -------
          equipment, parts, pallets or any other items used in its business outside the Demised Building Premises.

          Section 32.23.  Quiet Enjoyment.  Upon the payment of the Basic Rent
                          ---------------
and all additional rents and sums herein reserved and due and upon the due performance of all the terms, covenants and conditions herein contained on Tenant's part to be kept and performed, Tenant shall and may at all times during the Term peaceably and quietly enjoy the Premises, subject to the terms of this Lease.

                                ARTICLE XXXIII

                                EDA, HUD, etc.
                                --------------

          Section 33.01.  EDA, HUD, etc., Documents.  Tenant shall execute and
                          -------------------------
deliver to Landlord, within three (3) days of request therefor, all documents and certifications of any nature, including but not limited to financial statements and application forms, which shall be deemed necessary or advisable by Landlord in connection with Landlord's making of application for and/or procuring financing which shall be issued or guaranteed by, or shall otherwise involve any form of financial assistance or intervention by, the New Jersey Economic Development Authority (EDA), the Housing and Urban Development Agency of the United States (HUD), and/or any other federal, state or local governmental agency or instrumentality. [DELETED TEXT]

                                 ARTICLE XXXIV

                                  Definitions
                                  -----------

          Section 34.01.  "Re-enter and Re-entry."  The terms "re-enter" and
                           ---------------------
"re-entry" as used in this Lease are not restricted to their technical, legal meaning.

          Section 34.02.  "Landlord."  The term "Landlord" as used in this Lease
                           --------
means only the holder, for the time being, of Landlord's interest under this Lease so that in the event of any transfer of title to the Premises, Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder accruing after such transfer, and it shall be deemed without further agreement between the parties that such grantee, transferee or designee has assumed and agreed to observe and perform all obligations of Landlord hereunder arising during the period it is the holder of Landlord's interest hereunder.

          Section 34.03. "Lease Interest Rate." The term "Lease Interest Rate"
                          -------------------
as used in this Lease, shall mean interest at the then current "prime" plus four (4%) per cent rate of interest charged by Fidelity Union Trust Company, Newark, New Jersey, to its commercial customers.

          Section 34.04  "Tenant's Pro Rata Share," The term "Tenant's Pro Rata
                          -----------------------
Share" as it appears in this Lease shall be TWENTY ------------- (20%) per cent.

          Section 34.05  "Additional Rent."  All costs and charges of whatever
                          ---------------
nature to be paid by Tenant under this Lease, whether to be made to Landlord or to any other party, shall be deemed additional rent, whether or not expressly so stated elsewhere in this Lease.


                                 ARTICLE XXXV

                                    Parking
                                    -------

          Section 35.01.  Parking.  Tenant shall have the non-exclusive
                          -------
privilege to use such common parking areas of the property for the parking of Tenant's motor vehicles as may be made available from time to time by Landlord, in common with others to whom Landlord may grant such privilege provided such motor vehicles shall not obstruct or otherwise interfere with the loading platforms of any other tenant.


                                 ARTICLE XXXVI

                            Submission Not Binding
                            ----------------------

          Section 36.01.  Submission Not Binding.  Submission by the Landlord of
                          ----------------------
the within Lease for execution by the Tenant shall confer no rights nor impose any obligations on either party, unless and until both the Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.


                                ARTICLE XXXVII

                             Compliance With Laws
                             --------------------

          Section 37.01.  Compliance With Laws. Tenant shall, at Tenant's sole
                          --------------------
expense, promptly execute and comply with all requirements of all laws, orders county and municipal authorities and any board of fire underwriters or similar organization having jurisdiction over the Premises, concerning the Premises and or the use and occupancy thereof, including but not limited to all requirements of the Occupational Safety and Health Administration and Tenant shall not make any claim against Landlord for any expense or damages resulting from such execution and compliance. Tenant shall also comply with the Environmental Cleanup Responsibility Act, P.L. 1983, Chapter 330, and shall do all things and execute all documents necessary for said compliance including, but not limited to, the submission to the New Jersey Department of Environmental Protection of all necessary documentation upon the termination of this Lease, the termination of the use set forth in Section 14.01 hereof or the conveyance of title to the Premises.

          Section 38.01.  Option to Expand.  See Addendum
                          ----------------

          Section 39.01.  Option to Extend.  See Addendum
                          ----------------

     IN WITNESS WHEREOF THE PARTIES HERETO AND HEREUNTO SET THEIR HANDS AND
SEALS THIS      DAY OF          , 19  .

                                          TRIANGLE FIDELCO INDUSTRIAL CENTER
LANDLORD: __________________
                                          HAWK INDUSTRIES, INC.
TENANT:[ILLEGIBLE SIGNATURE]
       ---------------------

                              ENVIRONMENTAL RIDER
                              -------------------

1. If Tenant receives any notice of the happening of any event involving the use, spill, discharge or cleanup of any hazardous or toxic substances or waste, or any oil or pesticide on or about the demised premises or into the sewer, septic system or waste treatment system servicing the demised premises (any such event is hereinafter referred to as a "Hazardous Discharge") or of any complaint, order citation, or notice with regard to air emissions, water discharges, noise emissions or any other environmental, health or saftey matter affecting the Tenant (an "Environmental Complaint") from any person, entity, including the DEP and the EPA, then the Tenant shall give immediate oral and written notice of
                                                        ---
     same to the Landlord, detailing all relevant facts and circumstances.

2. Without limitation of the foregoing, Landlord shall have the right, but not the obligation, to exercise any of its right as provided in Article XX of this Lease or to enter onto the Premises or to take such actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of or otherwise deal with any Hazardous Discharge or Environmental Complaint upon its receipt of any notice from any person or entity, including without limitation the DEP and the EPA, asserting the happening of a Hazardous Discharge or an Environmental Complaint on or pertaining to the demised premises. All costs and expenses incurred by Landlord in the exercise of any such rights shall be deemed to be additional rent hereunder and shall be payable by the Tenant to the Landlord upon demand.

3. The occurrence of any of the following events shall constitute an Event of Default under this lease:

          (a) If Landlord receives it first notice of a Hazardous Discharge or an Environmental Complaint, of which Tenant has knowledge, or should reasonably have knowledge, on or pertaining to the demised premises other than from Tenant, and Landlord does not receive a notice (which may be given in any oral or written form, provided same is followed with all due dispatch by written notice given by certified mail, return receipt requested) of such Hazardous Discharge or Environmental Complaint from Tenant within twenty-four (24) hours of the time Landlord first receives said notice other than from the Tenant; or

          (b) If the DEP, EPA or any other state or federal agency asserts a claim against Tenant, the demised premises of Landlord for damages or cleanup costs related to a Hazardous Discharge or an Environmental Complaint on or pertaining to the demised premises provided, however, such claim shall not constitute a default if, within five (5) days of notice to Tenant of the occurrence giving rise to the claim:

               (i) Tenant can prove to Landlord's satisfaction that relief has commenced and is diligently pursuing either: (x) cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion, or (y) proceedings for an injunction, a restraining order or other appropriate emergent relief preventing such agents or agencies from asserting such claim, which relief is granted within ten (10) days or the occurrence giving rise to the claim and if emergent relief is not thereafter dissolved or reversed on appeal; and

               (ii) In either of the foregoing events, Tenant has posted a bond, letter of credit or other security satisfactory in form, substance and amount to Landlord and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim.

4(a) If Tenant's operations on the Premises now or hereafter constitute an "Industrial Establishment" subject to the requirements of the New Jersey Environmental Cleanup Responsibility Act, N.J.S.A. 13:1k-6 et seq., and the regulations pertaining thereto, A.C.S.A. 7:1-3, 1 et seq. ("ECRA"), then prior to the expiration or sooner termination of this lease and upon any and every condemnation, casualty, assignment or sublease (if permitted), change in ownership or control of Tenant or any other closure or transfer by Landlord or Tenant covered by ECRA, Tenant shall comply with all requirements of ECRA pertaining to an Industrial Establishment closing or transferring operations, at its sole cost and expense, to the satisfaction of the DEP and Landlord. Without limitation of the foregoing, Tenant's obligations shall include (i) the proper filing of the initial notice to the DEP required by N.J.A.C. 7:1-3.7, (ii) the performance to DEP's and Landlord's satisfaction of all air, soil, ground water and surface water sampling and testing required by N.J.A.C. 7:1-3.9 and (iii) either (x) the filing of a "negative declaration" with DEP under N.J.A.C. 7:1-3.11 which has been approved by DEP or (y) the performance of a proper and approved cleanup plan to the full satisfaction of DEP and Landlord in accordance with N.J.A.C. 7:1-3.12. Tenant shall immediately provide Landlord with copies of all correspondence, reports, notices, orders, findings, declarations and other materials pertinent to Tenant's compliance and DEP's requirements under ECRA, as any of same are issued or received by Tenant from time to time.

4(b) In the event that ECRA does not apply to Tenant's operations on the Premises, at Landlord's option, request and expense, Tenant shall cooperate with Landlord's compliance with ECRA, and, in the event that said compliance discloses the occurrence of a Hazardous Discharge by Tenant, Tenant shall promptly cleanup and remove said Hazardous Discharge at Tenant's sole cost and expense.

5. In the event of Tenant's failure to comply in full with this Article, Landlord may, at its option, perform any or all of Tenant's obligations as aforesaid and all costs and expenses incurred by Landlord in exercise of this right shall be deemed to be additional rent payable on demand.

6. This Article shall survive the expiration or sooner termination of the Lease.

7. Notwithstanding anything to the contrary herein contained, Landlord agrees that the Tenant shall be responsible only for its own occupancy and not for any pre-existing condition or any prior Tenant or user.


      THE ABOVE AGREED TO BY:


      ------------------------------------------------
      TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD)


          [ILLEGIBLE SIGNATURE]
      ------------------------------------------------
      HAWK INDUSTRIES, INC.

                               ADDENDUM TO LEASE
                               -----------------

     Section 38.01. Option to Expand. Notwithstanding anything to the contrary
                    ----------------
herein contained Landlord agrees that it shall notify the Tenant of any impending vacancy within the building located at 690 Jersey Avenue, New Brunswick, NJ.

     Tenant shall have SEVEN (7) days from Landlord's notification to provide written notice of its intention to occupy said vacancy at the rate of $2.70 per square foot net net net (i.e. tenants paying all expenses associated with its use and occupancy of the premises) under the following terms and conditions:

A. Tenant shall not be in default of any of the terms and conditions of the original Lease Agreement including but not limited to payment of basic and all additional rentals.

B. Any additional premises occupied by the Tenant shall be occupied in an "as is" condition, except that Landlord agrees to provide the premises in a broom swept clean condition, and fill in any large holes in the floor.

C. This option to expand shall only be in effect through March 31, 2000. Tenant shall have no right to expand pursuant to the terms of this Paragraph
38.01 during the option period as called for in Paragraph 39.01 in this Lease or during any time that the Tenant occupies any portion of the property thereafter.

D. Tenant shall at the time that it exercises said option to expand, pay to the Landlord an additional security deposit equivalent to ONE (1) month's rent on the additional space, to be held by the Landlord in accordance with Paragraph
25.01 hereof.

E. It is understood that this option to expand is given only to Hawk Industries, Inc. for their exclusive use and occupancy. Under no condition shall the Tenant have the right to sublease or assign the right to occupy any additional space.

F. Under no circumstances shall the SEVEN (7) day notification period called for in this Paragraph 38.01 be extended.

G. All other terms and conditions of the original Lease shall remain in full force and effect and shall apply to any additional space occupied by the Tenant, except as modified in this Paragraph 38.01.

     Section 39.01  Option to Extend.  The Landlord grants to the Tenant ONE (1)
                    ----------------
FIVE (5) year option to renew the lease under the following terms and conditions:

1. Tenant is not in default of any of the terms and conditions of the original Lease.

2.   Option period shall commence April 1, 2000 and expire on March 31, 2005.

3.   Rental for the option period shall be:

     For the period April 1, 2000-March 31, 2005 annual base rental shall be ONE HUNDRED NINETY FIVE THOUSAND DOLLARS ($195,000.00) payable in equal monthly installments of SIXTEEN THOUSAND TWO HUNDRED FIFTY DOLLARS ($16,250.00).

4. Notice of intent to exercise said option must be given to the Landlord in writing, by Certified Mail, Return Receipt Requested, no later than ONE HUNDRED EIGHTY DAYS (180) days prior to the expiration of the original Lease Agreement.

5. Notwithstanding anything to the contrary herein contained, in the event Tenant has exercised its option to expand as called for in Paragraph 38.01 above, this option to extend shall apply to any additional space that the Tenant has taken occupancy of. In that event, the base rental shall be adjusted so as to accurately represent a base rental of $3.25 per square foot net net net for all space occupied by the Tenant.

6. All other terms and conditions of the original Lease Agreement shall prevail during the option period with the exception of Section 38.01.


THE ABOVE AGREED TO BY:


________________________________________________
TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD)


   [ILLEGIBLE SIGNATURE]
------------------------------------------------
HAWK INDUSTRIES, INC. (TENANT)

                                    BETWEEN

                      TRIANGLE FIDELCO INDUSTRIAL CENTER

                                      AND

                             HAWK INDUSTRIES, INC.

1. Landlord represents that the following additional rental charges currently total approximately for the entire building:

          Area Lighting................. $   251.15/month
          Outside Maintenance...........   1,267.83/month
          Disposal......................     269.19/month
          Alarm.........................     909.67/month
          Sprinkler.....................     183.21/month
          Water.........................   1,541.29/month
          Snow..........................     964.00/year

2. Section 4.03 is amended to provide for the Tenant paying its prorata share of taxes thirty (30) days in advance of the Landlord's quarterly payment to the City of New Brunswick.

3. Section 5.03. Notwithstanding anything to the contrary herein contained, Landlord agrees that the Tenant shall not be liable for any unreasonable increase in insurance occasioned by other Tenants' actions.

4. Section 9.01. Notwithstanding anything to the contrary herein contained, Landlord agrees that it shall make necessary structural repairs to the floors and walls and to the roof so as to keep it reasonably free from leaks.

5. Section 15.01. Notwithstanding anything to the contrary herein contained, it is understood that Tenant shall have the right to assign or sublet its premises without any requirement of consent of Landlord subject to the provisions of Section 15.03 of this Lease. Tenant shall also have the right to assign or sublet its premises to its parent, subsidiaries or affiliates.*

6    Paragraph 7 of the Environmental Rider is omitted and replaced with the following:

Landlord indemnifies and holds Tenant harmless against any loss, cost, or expense with respect to any environmental matters, Hazardous Discharge or like items, arising out of or relating to conditions existing prior to the date of Tenant's occupancy or caused by Landlord or other tenants.

7.   Landlord will remove all spikes in floor around the loading bay doors.

8. Landlord represents that it has not had any Hazardous Discharge or environmental complaints relating to the demised premises.

* Unless the subtenant's operation at the premises is involved in manufacturing of any kind except apparel, in which case the Landlord's consent shall be required which consent shall not be unreasonably withheld. Tenant shall not be allowed to sublease to any tenant whose operation at the premises significantly involves hazardous materials without Landlord's consent which shall not be unreasonably withheld.

THE ABOVE AGREED TO BY:


___________________________________________________
TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD)


[ILLEGIBLE SIGNATURE APPEARS HERE]
---------------------------------------------------
HAWK INDUSTRIES, INC. (TENANT)

In consideration of the Landlord entering into this Lease Agreement with the corporate Tenant; plus as a material inducement to Landlord to enter into this Lease Agreement with the corporate Tenant the undersigned, Happy Kids Inc. (which has represented itself to be the parent corporation of the Tenant) hereby irrevocably and unconditionally guarantees the complete performance by Tenant of its obligations under the Lease Agreement including but not limited to by the monetary and non-monetary obligations of the Tenant.

Without notice to or further assent from the undersigned, the Landlord may waive or modify any of the terms and conditions of the Lease, any rules and regulations or related Tenant obligations; or compromise, settle, or extend the time of payment of any amount due from the Tenant or the time of performance of any obligations of the Tenant.

These actions maybe taken by the Landlord without discharging or otherwise affecting the obligations of the undersigned.
Notwithstanding anything to the contrary herein contained, it is understood that the monetary extent of this Guaranty shall be no greater than an amount equivalent to four and one-half (4-12) months of the then current rental. This Guaranty shall be in addition to the Tenant's security to be deposited pursuant to Paragraph 25.01 of the Lease.

This Guaranty, is binding upon the undersigned and its successors.


THE ABOVE AGREED TO BY:

[ILLEGIBLE SIGNATURE APPEARS HERE]
-----------------------------------------
HAPPY KIDS, INC.



___________________________
DATE

                              S C H E D U L E  B



1. Landlord agrees to construct approximately 600 square feet of office on the first floor, incorporating an existing private office of approximately 200 square feet. New office to consist of one (1) open room with painted sheetrock walls, drop ceiling, vinyl tiles or carpet on the floors, and sufficient lighting and outlets. The existing private office shall be repainted, ceiling tiles replaced, and carpeting installed.

2. Landlord agrees to paint and clean all bathroom facilities throughout the premises.

3.   Landlord agrees to paint and clean the warehouse locker room.

4.   Landlord agrees to replace all ceiling tiles in the warehouse locker room.

5. Landlord agrees to install a dock seal on each of the existing overhead doors.

6. Landlord agrees that the Tenant shall have the right at its sole cost and expense to build a "steam tunnel". Tenant agrees that it shall provide plans to the Landlord for said construction and Tenant agrees that it shall remove said "steam tunnel" at the expiration of this Lease pursuant to
     Article 8.01 hereof.


AGREED TO BY:



_________________________________________________
TRIANGLE FIDELCO INDUSTRIAL CENTER (LANDLORD)


_________________________________________________
HAWK INDUSTRIES, INC. (TENANT)

                              S C H E D U L E  C
                              - - - - - - - -  -

                   FINANCIAL AGREEMENT PURSUANT TO N.J.S.A.
                                                   --------
                   40:55C-40, ET SEQ. BETWEEN THE CITY OF
                   NEW BRUNSWICK AND TFIC URBAN RENEWAL
                   LIMITED PARTNERSHIP


     THIS FINANCIAL AGREEMENT, hereinafter referred to as the "Agreement", made
the      December, 1986, between TFIC URBAN RENEWAL LIMITED PARTNERSHIP, qualified to do business under the provision of the Urban Renewal Corporation and Association Law of 1961, (pursuant to the attached Certificate of Formation), having its principal office at 225 Millburn Avenue, Millburn, New Jersey, hereinafter referred to as the "Entity",

                                      and

     THE CITY OF NEW BRUNSWICK, a municipal corporation in the County of Middlesex and the State of New Jersey, hereinafter referred to as the "City".


                              W I T N E S S E T H
                              - - - - - - - - - -

     IN consideration of the mutual covenants herein contained and for the other good and valuable consideration, it is mutually covenanted and agreed as follows:

     1. This Agreement shall be governed by the provisions of the Urban Renewal Corporation and Association Law of 1961 (N.J.S.A. 40:55C-40, et. seq.),
                                                 --------
being sometime herein referred to as the "Law". It is expressly understood and agreed that the City relies upon the facts, data, and presentation contained in the Application attached hereto.

     2.(a). The City has granted, and does hereby grant, its approval for an urban renewal project to be undertaken pursuant to the provisions of the "Law (40:55C-40, et. seq.), pursuant to Ordinance No. 0-098407 attached hereto, described in said Application, commonly known on the Official Tax Map of the City of New Brunswick as:

                              Block 597.05, Lot 1

                              (Former Lots 1 and 2)

     2.(b). Approval hereunder is granted to the Entity for the undertaking of the project on the lands referred to above, which project shall provide adequate parking facilities, shall in all respects comply and conform to all applicable Statutes and Municipal Ordinances, and the lawful regulations made pursuant thereto governing land, building(s) and the use thereof, and is more particularly described in the accompanying Application.

     3. The project to be constructed by the Entity shall be exempt from taxation on improvements in accordance with the provisions of the Law and in the manner provided by this Agreement for a period of not more than twenty (20) years from the date of execution of this Agreement, or earlier at the end of fifteen (15) years of operation of said project, and only so long as the Entity and its project remain subject to the provisions of the Law and comply with this Agreement.

     4. In consideration of the aforesaid exemption from taxation on improvements, the Entity shall make payment to the City of an annual service charge for municipal services supplied to said project in an amount equal to two percent (2%) of the total project cost, determined pursuant to N.J.S.A.
                                                               --------
40:55C-47, calculated from the first day of the month following the substantial completion of the project. Two percent (2%) of the total project cost, determined pursuant to 40:55C-47, shall not be less than the presently estimated amount of $96,000.00. However, it is nevertheless provided that in no event shall such Annual Service Charge payment together with the taxes on the Land, in any year after commencement of payment of the Annual Service Charge, be less than the total taxes assessed on all real property in the area covered by the Project in the calendar year immediately preceding the acquisition of the said area by the Entity.

     5.(a). The parties recognize that the Law provides that payment of the Annual Service Charge shall be made annually within thirty (30) days after the close of each calendar year. Because such payment annually may result in a hardship to the City because of cash flow, the Entity agrees that the aforesaid Annual Service Charge shall be made in quarterly installments on those dates when real estate tax payments are due, subject nevertheless to adjustment for over or underpayment within thirty (30) days after the close of each calendar year. By making such payments quarterly rather than annually, the Entity shall not be deemed to have waived any right under the Law to which it would be otherwise entitled if such payment had been made annually.

     Against such Annual Charge the Entity shall be entitled to credit for the amount, without interest, of the real estate taxes on the Land paid by it, or by the prior owner of the Land, in the last four (4) preceding quarterly installments.

     5.(b). The "Annual Service Charge" shall only accrue from the first day of the month following the "substantial completion" of the project.

     5.(c).    "The Annual Service Charge" for the first calendar year of tax exemption shall be on a pro rata basis, from the date of commencement of the exemption to the close of the calendar year, and, for the last calendar year of the tax exemption, from the first of the calendar year to the date of termination of the exemption.

     6. In the event of a breach of the Agreement by either of the parties hereto, or a dispute arising between the parties in reference to the terms and provisions as set forth herein, either party may apply to the Superior Court of New Jersey by an appropriate proceeding to settle and resolve said dispute in such fashion as will tend to accomplish the purposes of the Law. In the event of a default on the part of the Entity of its obligation to pay the "Annual Service Charge" as hereinabove defined in paragraph 4, the City may terminate the tax abatement if the default is not remedied within ninety (90) days of the due date of the "Annual Service Charge" or in the alternative it reserves the right to proceed against the Entity's land and premises, the subject of this Agreement, in the manner provided by N.J.S.A. 54:5-1 to 54:5-129 and any act
                          --------
supplementary or amendatory thereof. It is understood and agreed by the parties hereto that throughout N.J.S.A. 54:5-1 to 54:5-129 and any act supplementary or
                       --------
amendatory thereof, whenever the word "taxes" appears, or is applied, directly or impliedly to mean taxes or municipal liens on land, such statutory provisions shall be read, as far as is pertinent to this Agreement, as if the "annual service charge" were taxes or municipal liens on land. In any event, however, the Entity does not waive any defense it may have to contest the right of the City to proceed in the above mentioned manner by conventional or In rem tax
                                                                 ------
foreclosures.

     7. During the period of tax exemption as provided herein, the profits of, and dividends payable by, the Entity shall be limited pursuant to the provisions of N.J.S.A. 40:55C-66.
   --------

     8. The Entity shall have the right to establish reserves against unpaid rentals, contingencies and/or vacancies in an amount not exceeding ten (10%) percent of the gross revenues of the Entity for the fiscal year preceding the year in which a determination is being made with respect to permitted net profits as provided in N.J.S.A. 40:55C-66.
                       --------

     9. It is agreed between the parties that the Entity, at any time after the expiration of one (1) year from the commencement of the "Annual Service

Charge as set forth in paragraph 5(b) hereof, may relinquish its status as an Urban Renewal Corporation or Association, as the case may be, and terminate any rights it may have to the tax exemptions provided herein. Notice of such election shall be given to the City in writing and the tax exemption, the "Annual Service Charges", and the profit and dividend restrictions shall terminate on the date designated in such notice, and the entire property and improvements comprising the project shall thereupon be assessed and taxed according to general law as other property in the City is assessed and taxed.

     10. Upon termination of the tax exemption and its related obligations and restrictions, whether by affirmative action of the Entity, by the provisions of the Law, or pursuant to the terms of this Agreement, the date of such termination shall be the end of the fiscal year of the City. Within ninety (90) days after the date of such termination, the Entity shall pay the City a sum equal to the amount of the reserve, if any, maintained pursuant to this N.J.S.A.
                                                                        --------
40:55C-66, as well as the excess profit, if any, payable pursuant to N.J.S.A.
                                                                     --------
40:55C-66 by reason of the treatment of such termination date as the end of a fiscal year.

     11. The Entity shall submit annually, within ninety (90) days after the close of each of its fiscal years, its reports of income and expenses related to the Project as certified by a Certified Public Accountant, to the Mayor and Municipal Council of the City.

     12. The Entity shall permit inspection of the property, equipment, buildings and other facilities of the Entity by authorized representatives of the City. The Entity shall also permit examination and audit of its books, contracts, records, documents, and papers by authorized representatives of the City. Such inspection, examination or audit shall be made during the reasonable hours of the business day, in the presence of an officer or agent of the Entity.

     13. Any notice required hereunder to be sent by either party to the other, shall be sent by certified mail, return receipt requested, addressed as follows:

     (a). When sent by the City to the Entity, it shall be addressed to: TFIC Urban Renewal Partnership, c/o Marc E. Berson, 225 Millburn Avenue, Millburn, New Jersey, unless prior to the giving of such notice the Entity shall have notified the City otherwise.

     (b). When sent by the Entity to the city, it shall be addressed to the City Clerk, City Hall,78 Bayard Street, New Brunswick, New Jersey, unless prior to the giving of such notice the city shall have notified the Entity otherwise.

     14. In the event that the Entity sells its project, the subject of this Agreement, the tax abatement granted hereunder shall terminate unless the city consents in writing to the sale.

     15. All conditions in the Ordinance of the Municipal Council of the City approving this Agreement are hereby incorporated into this Agreement and made a part hereof.

     IN WITNESS WHEREOF, the parties have caused these presents to be executed the day and year first above written.

WITNESS                                TFIC URBAN RENEWAL LIMITED PARTNERSHIP

/s/ Frank A. Biancola                          /s/ Marc C. Berson
-----------------------------          -----------------------------------
FRANK A. BIANCOLA                      Marc C. Berson General Partner
ATTORNEY AT LAW                        IFIC URBAN RENEWAL LIMITED PARTNERSHIP
OF NEW JERSEY


                                              /s/ Donald S. Hert
                                       -----------------------------------
                                       Donald S. Hert, General Partner
                                       TFIC URBAN RENEWAL LIMITED PARTNERSHIP

ATTEST:                                THE CITY OF NEW BRUNSWICK

/s/ William J. Cahill                        /s/ John A. Lynch
-----------------------------           ----------------------------------
WILLIAM J. CAHILL, City Clerk           JOHN A. LYNCH MAYOR